U.S. GLOBAL ACCOLADE FUNDS

[GRAPHIC: Aerial photo of world]

                         SEMI-ANNUAL REPORT (UNAUDITED)

                                 APRIL 30, 2002

                                           [GRAPHIC: U.S. Global Investors logo]
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U.S. GLOBAL ACCOLADE FUNDS

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SEMI-ANNUAL REPORT (UNAUDITED)
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(Unaudited)

APRIL 30, 2002


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                                TABLE OF CONTENTS
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LETTER TO SHAREHOLDERS ...................................................   1

FUND MANAGER'S PERSPECTIVE ...............................................   3

PORTFOLIOS OF INVESTMENTS ................................................  15

NOTES TO PORTFOLIOS OF INVESTMENTS .......................................  23

STATEMENTS OF ASSETS AND LIABILITIES .....................................  24

STATEMENTS OF OPERATIONS .................................................  25

STATEMENTS OF CHANGES IN NET ASSETS ......................................  26

NOTES TO FINANCIAL STATEMENTS ............................................  28

FINANCIAL HIGHLIGHTS .....................................................  34


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[U.S. Global Investors Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 1*210*308*1217
www.usfunds.com


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U.S. GLOBAL ACCOLADE FUNDS
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DEAR SHAREHOLDER:
                                                          ____________________
For weeks, volatile markets have had investors           |                    |
concerned and, by all measure, have hurt investor        |   Photo of Frank   |
confidence considerably. Poor earnings from the [PHOTO]  |   Holmes           |
technology sector, corporate governance issues and       |                    |
geopolitical instability in the Middle East have         |                    |
contributed to the general malaise of the market.        |____________________|

On the brighter side, even in the midst of the negative turbulence, the Bonnel Growth Fund earnings model has successfully navigated through choppy waters by continuing to deliver excellent relative performance. In fact, as of May 31st the Bonnel Growth Fund(1) posted positive returns while the S&P 500 remained in negative territory.

Across the pond in Europe, the Eastern European Fund(2) (formerly Regent Eastern European Fund) has delivered very strong performance over the past year, and also year-to-date versus the S&P 500. Both funds have outperformed their respective Lipper(3) peer group fund indices, demonstrating the importance of asset allocation and diversification among portfolio holdings.

Looking forward, we find ourselves staring into the face of a weak dollar and a budget and trade deficit. However, according to Credit Suisse First Boston: "The weak dollar may ironically prove a favorable catalyst for many large stocks housed in the S&P 500. Obsession over the twin deficits as the death knell is misguided. The S&P 500 has delivered some of its greatest returns in periods of growing twin deficits such as the 1982-86 period or when the dollar declined in 1995 and the S&P 500 rose 34 percent."

As we look ahead into the second half of 2002, we firmly believe that the sub-advisors, through their strict and disciplined approach, will help guide us through these challenging times.

Our eyes are focused and our goal fixed: To remain within the top half of each respective peer group by discovering companies that are earning money for their shareholders.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman, CEO & Shareholder

                                                                               1

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U.S. GLOBAL ACCOLADE FUNDS
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For more complete information about any U.S. Global fund, including charges and expenses, obtain a prospectus by visiting us at www.usfunds.com or call 1-800-US-FUNDS. Read it carefully before you invest or send money. Performance data quoted represent past performance and investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Bonnel Growth Fund's performance for the 1-, 5-, and since inception period is -1.09%, 10.30% and 15.51%, respectively, as of 5/31/02 and -2.46%, 12.57% and 15.61%, respectively, as of 3/31/02. Inception date as of 10/17/94. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

(2) The Eastern European Fund's performance for the 1-, 5-, and since inception period is 40.54%, 4.59% and 5.31%, respectively, as of 5/31/02 and 41.19%,
     3.57% and 3.57%, respectively, as of 3/31/02. Inception date as of 3/31/97. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

(3) The Bonnel Growth Fund ranked #21 out of 489 funds and #52 out of 200 funds in the mid-cap growth asset class for total return for the 1- and 5-year periods, respectively, as of 5/31/02. The fund ranked #241 out of 466 funds and #68 out of 189 funds in the mid-cap growth asset class for total return for the 1- and 5-year periods, respectively, as of 3/31/02. Lipper defines a mid-cap growth fund as a fund that invests primarily in companies with market capitalizations less than $300 million at the time of purchase.

     The Eastern European Fund ranked #3 out of 200 funds and #4 out of 112 funds in the emerging market funds asset class for total return for the 1- and 5-year periods, respectively, as of 5/31/02. The fund ranked #4 out of 199 funds and #5 out of 109 funds in the emerging market funds asset class for total return for the 1- and 5-year periods, respectively, as of 3/31/02. Lipper defines an emerging market fund as a fund that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per-capita or other economic measures.

2

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BONNEL GROWTH FUND
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FUND MANAGER'S PERSPECTIVE
A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund focuses on mid-cap growth issues in sectors that we believe have good growth prospects, and the fund primarily invests in a diversified portfolio of common stocks. The fund's primary objective is long-term capital appreciation.

PERFORMANCE

BONNEL GROWTH FUND

[GRAPHIC: Bar chart created from data points in chart below.]

                   BONEL                            RUSSELL         S&P MID-CAP
                  GROWTH           S&P 500           2000              400
  DATE             FUND             INDEX           INDEX             INDEX
--------       ------------     ------------    -------------     -------------
10/17/94       $  10,000.00     $  10,000.00    $   10,000.00     $   10,000.00
10/31/94          10,010.00        10,078.53        10,001.31         10,114.15
11/30/94          10,030.00         9,711.94         9,597.39          9,658.30
12/30/94          10,090.00         9,855.81         9,855.24          9,746.63
01/31/95           9,859.31        10,111.22         9,730.90          9,848.04
02/28/95          10,491.19        10,504.89        10,135.70         10,364.00
03/31/95          10,942.53        10,814.37        10,310.26         10,543.57
04/28/95          11,423.97        11,132.57        10,539.51         10,755.05
05/31/95          11,594.47        11,576.85        10,720.73         11,014.30
06/30/95          12,677.69        11,845.28        11,276.83         11,462.46
07/31/95          14,121.99        12,237.92        11,926.49         12,060.19
08/31/95          14,252.38        12,268.47        12,173.21         12,282.88
09/29/95          14,854.17        12,785.93        12,390.56         12,580.64
10/31/95          14,523.18        12,740.24        11,836.42         12,256.99
11/30/95          14,804.02        13,298.89        12,333.68         12,791.88
12/29/95          14,653.02        13,555.06        12,659.11         12,759.89
01/31/96          14,442.94        14,015.87        12,645.58         12,944.58
02/29/96          15,031.16        14,146.26        13,039.67         13,384.42
03/29/96          15,734.93        14,282.46        13,305.06         13,544.71
04/30/96          17,604.63        14,492.84        14,016.51         13,957.99
05/31/96          19,085.69        14,865.97        14,568.90         14,146.56
06/28/96          17,552.11        14,922.65        13,970.66         13,934.45
07/31/96          15,734.93        14,263.73        12,750.38         12,991.98
08/30/96          16,564.74        14,565.05        13,490.75         13,741.06
09/30/96          18,014.29        15,384.08        14,017.93         14,339.71
10/31/96          17,909.25        15,808.22        13,801.88         14,381.44
11/29/96          18,746.40        17,002.07        14,370.54         15,191.19
12/31/96          18,746.40        16,665.28        14,747.17         15,207.83
01/31/97          18,884.24        17,705.88        15,041.92         15,778.53
02/28/97          17,219.54        17,844.89        14,677.19         15,649.02
03/31/97          16,318.27        17,113.04        13,984.63         14,982.83
04/30/97          16,593.95        18,133.75        14,023.60         15,371.13
05/30/97          18,385.89        19,236.98        15,583.72         16,714.40
06/30/97          19,552.24        20,098.32        16,251.61         17,183.80
07/31/97          21,386.58        21,696.62        17,007.82         18,884.45
08/29/97          21,715.28        20,482.05        17,397.00         18,861.46
09/30/97          23,178.52        21,603.14        18,670.33         19,945.14
10/31/97          20,867.03        20,882.47        17,850.16         19,078.01
11/28/97          20,873.45        21,848.37        17,734.66         19,360.68
12/31/97          20,680.06        22,223.32        18,045.13         20,111.65
01/30/98          20,821.88        22,468.88        17,760.31         19,728.69
02/27/98          22,381.91        24,088.50        19,073.60         21,362.60
03/31/98          23,323.09        25,321.04        19,860.16         22,325.65
04/30/98          23,556.23        25,575.66        19,970.09         22,732.95
05/29/98          22,295.22        25,136.66        18,894.56         21,710.91
06/30/98          23,894.24        26,156.95        18,934.30         21,847.54
07/31/98          23,218.23        25,879.13        17,401.48         21,001.44
08/31/98          19,708.19        22,141.39        14,022.51         17,095.26
09/30/98          21,216.21        23,559.86        15,119.87         18,690.81
10/30/98          21,034.21        25,474.53        15,736.56         20,359.13
11/30/98          23,010.23        27,017.86        16,560.99         21,375.16
12/31/98          26,293.20        28,573.74        17,585.75         23,955.74
01/29/99          28,175.12        29,768.15        17,819.48         23,023.49
02/26/99          25,540.43        28,843.12        16,376.17         21,818.40
03/31/99          27,825.62        29,996.80        16,631.84         22,427.91
04/30/99          27,664.32        31,158.41        18,122.20         24,196.10
05/28/99          27,422.35        30,423.68        18,386.94         24,301.21
06/30/99          29,949.51        32,110.77        19,218.36         25,601.62
07/30/99          29,519.36        31,109.09        18,691.08         25,058.08
08/31/99          30,702.28        30,955.08        17,999.28         24,199.37
09/30/99          31,266.86        30,107.53        18,003.21         23,453.22
10/29/99          33,834.34        32,011.94        18,076.13         24,647.48
11/30/99          37,705.74        32,662.64        19,155.48         25,941.04
12/31/99          47,707.86        34,585.20        21,323.88         27,481.48
01/31/00          48,451.36        32,847.76        20,981.42         26,707.96
02/29/00          64,715.41        32,226.62        24,446.19         28,576.01
03/31/00          61,447.11        35,377.27        22,834.44         30,966.34
04/28/00          55,049.92        34,313.29        21,460.34         29,884.58
05/31/00          48,141.57        33,611.05        20,209.60         29,511.34
06/30/00          50,495.98        34,439.80        21,971.36         29,945.34
07/31/00          46,004.01        33,901.85        21,264.49         30,418.80
08/31/00          52,447.67        36,006.45        22,886.95         33,813.16
09/29/00          48,497.83        34,106.04        22,214.25         33,581.71
10/31/00          44,935.23        33,961.38        21,222.68         32,442.28
11/30/00          38,932.32        31,285.83        19,044.13         29,995.12
12/29/00          39,490.57        31,439.31        20,679.68         32,289.25
01/31/01          38,374.08        32,554.07        21,756.29         33,007.75
02/28/01          33,163.81        29,587.65        20,328.81         31,125.13
03/30/01          30,248.53        27,714.30        19,334.40         28,812.56
04/30/01          30,537.99        29,866.28        20,846.92         31,989.89
05/31/01          30,351.91        30,066.63        21,359.36         32,734.67
06/30/01          29,545.56        29,335.12        22,096.89         32,602.56
07/31/01          28,615.16        29,046.23        20,900.74         32,116.65
08/31/01          27,746.78        27,229.70        20,225.65         31,066.72
09/30/01          26,547.59        25,031.02        17,503.11         27,203.42
10/31/01          26,712.99        25,508.61        18,527.32         28,406.72
11/30/01          27,540.02        27,464.80        19,961.68         30,519.36
12/31/01          28,718.53        27,705.55        21,193.75         32,095.52
01/31/02          28,821.91        27,301.45        20,973.34         31,928.71
02/28/02          28,449.75        26,774.82        20,398.57         31,967.63
03/31/02          29,504.21        27,781.81        22,037.35         34,252.45
04/30/02          30,537.99        26,098.07        22,238.10         34,092.25


  AVERAGE ANNUAL PERFORMANCE                            FOR THE PERIODS ENDED
                                                               APRIL 30, 2002
  ---------------------------------------------------------------------------
                                 INCEPTION   FIVE YEAR   ONE YEAR   SIX MONTH
  ---------------------------------------------------------------------------
  Bonnel Growth Fund
    (Inception 10/17/94)          15.96%      12.97%       0.00%     14.32%
  ---------------------------------------------------------------------------
  S&P 500 Index                   13.57%       7.55%     (12.62)%     2.31%
  ---------------------------------------------------------------------------
  S&P Mid-Cap 400 Index           17.66%      17.27%       6.57%     20.01%
  ---------------------------------------------------------------------------
  Russell 2000 Index(R)           11.18%       9.66%       6.67%     20.03%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index(R), a widely recognized small-cap index.

                                                                               3
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BONNEL GROWTH FUND
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SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

This past six months has witnessed major economic and political issues directly impacting the stock market and indirectly impacting the fund. The first was that of Enron Corporation(1) and the overall concern of questionable accounting practices by corporate America, raising a red flag for many investors with concern over companies who may be over inflating their books. Every company it seemed was held suspect.

The fund had never invested in Enron Corporation simply because we could not determine how the company could have earnings and be profitable. Moreover, management was seemingly arrogant and unwilling to fully explain their business. In the end, the accounting reforms that may result from the Enron investigation could ultimately benefit investors and the markets overall by leading to more open and consistent disclosures among public companies.

The other issue dogging investors is the promotion of a particular stock by an analyst whose employer has a direct interest in the rating of that stock. This raises the question: Can the investing public be confident regarding an analyst's opinion on any stock issue? This is a significant reason why the fund does not pay very much attention to analysts and their research. Subsequently, we tend to conduct all of our research in-house. Even as far back as the late 1960's, we noticed that research analysts, in general, would never issue a "sell" rating on a stock issue if the analyst's employer had been involved in the underwriting of that stock issue. Our understanding was that if the analyst did indeed decide to issue a "sell" rating on a stock, the company whose stock issue was being rated would hold it against the analyst, jeopardizing future business with the analyst's firm. When the rating of a stock issue dropped from a "strong buy" to a "hold," it was our cue to get out of the stock and get out fast!

Unfortunately, it's taken a long time for the press to catch on to how this rating game is played. We believe these recent events will eventually transform the way investors obtain their research information and the way they invest. We are looking forward to these changes and we hope this helps rebuild confidence in Wall Street.

4

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BONNEL GROWTH FUND
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INVESTMENT HIGHLIGHTS

The fund, as mentioned above, has done well over the last six months. We have found this time period to be interesting because the economy fell into a recession. Although this limited the amount of stock issues from which we had to select, one could say it was a blessing in disguise. Other growth managers will probably have to invest in the same issues that we own, which could very well drive those prices up. Issues in which the fund did well include West Marine, Inc.,(2) a holding company operating the largest specialty retailer of boating supplies and apparel in the U.S. through 233 stores. Another company that treated us well was Rent-A-Center, Inc.(3) It operates over 2,100 rent-to-own stores and 364 franchised stores in all 50 states, the District of Colombia and Puerto Rico. Of course, not all issues go up. We had a losing position in Home Depot, Inc.(4) As you probably know, this is the world's largest home improvement retailer and the second largest retailer in the U.S. We also took a loss in Smithfield Foods, Inc.(1) This company produces and markets fresh pork and processed meats. These companies did not meet our investment criteria and we sold them. We sincerely believe that the key to being successful in the stock market is to stick with an investment model in both good times and bad, and we have been following that philosophy for decades now.

CURRENT OUTLOOK

The U.S. economy is not in as bad a shape as the press would like you to believe. We continue to lead the world with our innovations and ingenuity, and our technology and energy will shape the world for many years to come. The general investing public is still focused on technology issues, but we believe the real opportunities are coming from various industry groups. We are in a stealth bull market with food, specialty retailing and healthcare stocks leading the way. It also seems that interest rates will remain subdued and gross domestic product will grow in the 3 to 5 percent range for the year. This reflects wonderfully, however, for stock issues the fund has invested in. We expect the Dow and S&P to be up slightly for the year but the NASDAQ to be down as valuations are still very high in that area.


(1)  The fund did not hold this security as of 4/30/02.

(2)  This security comprised 0.41% of the fund's total net assets as of 4/30/02.

(3)  This security comprised 1.67% of the fund's total net assets as of 4/30/02.

(4)  This security comprised 0.43% of the fund's total net assets as of 4/30/02.

                                                                               5

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BONNEL GROWTH FUND
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   TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS       APRIL 30, 2002
   ----------------------------------------------------------------------
   99 CENTS ONLY STORES                                             3.39%
     GENERAL MERCHANDISE
   ----------------------------------------------------------------------
   QUEST DIAGNOSTICS, INC.                                          3.34%
     HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES
   ----------------------------------------------------------------------
   TENET HEALTHCARE CORPORATION                                     3.34%
     HOSPITALS AND GENERAL SURGICAL
   ----------------------------------------------------------------------
   WINNEBAGO INDUSTRIES, INC.                                       3.18%
     TRANSPORTATION
   ----------------------------------------------------------------------
   AUTOZONE, INC.                                                   3.11%
     AUTOMOBILE DEALERS AND SUPPLIES
   ----------------------------------------------------------------------
   AMERISOURCEBERGEN CORPORATION                                    2.82%
     PHARMACEUTICALS
   ----------------------------------------------------------------------
   BEST BUY CO., INC.                                               2.70%
     RETAIL
   ----------------------------------------------------------------------
   DENTSPLY INTERNATIONAL, INC.                                     2.43%
     DENTAL
   ----------------------------------------------------------------------
   NVR, INC.                                                        2.35%
     CONSTRUCTION
   ----------------------------------------------------------------------
   INTERNATIONAL GAME TECHNOLOGY                                    2.29%
     MANUFACTURING


   TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS             APRIL 30, 2002
   ----------------------------------------------------------------------
   RETAIL                                                          15.24%
   HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES                       12.29%
   RESTAURANTS                                                      7.85%
   HOSPITALS AND GENERAL SURGICAL                                   7.40%
   GENERAL MERCHANDISE                                              5.43%

6

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MEGATRENDS FUND
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FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The goal of the MegaTrends Fund is to grow its assets consistent with capital preservation. For the most part, the fund invests in large-cap stocks that are market leaders and maintains a diversified portfolio among those sectors of the economy that the manager believes represent long-term growth.

The five industries that are generally represented are financial services, technology/telecommunications, energy, healthcare and consumer franchises. The fund will be almost fully invested in equities when the manager believes that there are reasonable prospects for economic growth. Although the fund has the option to invest any portion of its assets in three major asset categories--money market instruments, bonds or stocks--stocks are typically the primary assets.

PERFORMANCE

MEGATRENDS FUND

[GRAPHIC: Bar chart created from data points in chart below.]

                                                                     LIPPER
                                                                    FLEXIBLE
                                MEGATRENDS         S&P 500          PORTFOLIO
  DATE                             FUND             INDEX          FUNDS INDEX
--------                       -----------       -----------       -----------
04/30/92                       $ 10,000.00       $ 10,000.00       $ 10,000.00
05/29/92                         10,028.65         10,048.90         10,121.72
06/30/92                         10,044.51          9,899.45         10,016.15
07/31/92                         10,209.33         10,303.55         10,316.11
08/31/92                         10,189.94         10,093.06         10,216.12
09/30/92                         10,325.68         10,211.71         10,336.60
10/31/92                         10,364.46         10,246.76         10,337.23
11/30/92                         10,509.89         10,594.70         10,565.15
12/31/92                         10,540.32         10,724.68         10,714.20
01/29/93                         10,589.21         10,814.25         10,893.68
02/26/93                         10,608.76         10,961.59         10,919.76
03/31/93                         10,677.21         11,192.72         11,149.55
04/30/93                         10,579.43         10,922.19         11,035.28
05/28/93                         10,667.43         11,213.64         11,258.85
06/30/93                         10,726.10         11,246.37         11,345.17
07/30/93                         10,726.10         11,201.09         11,388.03
08/31/93                         10,844.83         11,625.15         11,775.56
09/30/93                         10,854.73         11,536.00         11,819.65
10/29/93                         10,825.04         11,774.47         11,991.06
11/30/93                         10,726.10         11,662.25         11,825.24
12/31/93                         10,842.76         11,803.24         12,078.00
01/31/94                         11,115.59         12,204.14         12,407.15
02/28/94                         10,923.60         11,873.20         12,135.76
03/31/94                         10,832.65         11,356.55         11,649.48
04/29/94                         10,670.97         11,502.04         11,695.44
05/31/94                         10,782.13         11,690.07         11,736.43
06/30/94                         10,564.87         11,404.00         11,489.88
07/29/94                         10,647.00         11,778.20         11,763.14
08/31/94                         10,780.48         12,259.99         12,096.63
09/30/94                         10,677.80         11,960.43         11,886.10
10/31/94                         10,708.61         12,228.75         11,971.80
11/30/94                         10,380.06         11,783.95         11,684.26
12/30/94                         10,508.40         11,958.52         11,755.06
01/31/95                         10,581.66         12,268.42         11,847.60
02/28/95                         10,895.66         12,746.08         12,192.27
03/31/95                         11,073.59         13,121.59         12,450.01
04/28/95                         11,324.79         13,507.68         12,683.52
05/31/95                         11,691.12         14,046.75         13,086.57
06/30/95                         11,853.35         14,372.44         13,355.48
07/31/95                         11,980.69         14,848.85         13,702.65
08/31/95                         12,012.52         14,885.91         13,818.78
09/29/95                         12,139.86         15,513.77         14,071.54
10/31/95                         12,182.31         15,458.34         13,967.83
11/30/95                         12,628.01         16,136.17         14,375.85
12/29/95                         13,053.22         16,447.00         14,528.63
01/31/96                         13,270.95         17,006.12         14,809.96
02/29/96                         13,314.50         17,164.33         14,886.97
03/29/96                         13,303.61         17,329.59         14,992.55
04/30/96                         13,608.44         17,584.85         15,217.99
05/31/96                         13,869.73         18,037.59         15,411.13
06/28/96                         13,880.40         18,106.35         15,387.53
07/31/96                         13,104.47         17,306.86         14,909.33
08/30/96                         13,486.28         17,672.47         15,167.06
09/30/96                         13,929.66         18,666.23         15,741.52
10/31/96                         14,619.37         19,180.86         16,025.96
11/29/96                         15,247.50         20,629.42         16,802.26
12/31/96                         15,062.75         20,220.77         16,577.44
01/31/97                         15,852.89         21,483.38         17,055.65
02/28/97                         15,526.80         21,652.05         17,031.42
03/31/97                         15,188.17         20,764.06         16,517.20
04/30/97                         15,426.47         22,002.54         16,950.69
05/30/97                         16,479.98         23,341.14         17,670.48
06/30/97                         16,870.03         24,386.24         18,190.91
07/31/97                         18,023.97         26,325.54         19,214.38
08/29/97                         17,434.46         24,851.84         18,610.73
09/30/97                         18,375.17         26,212.12         19,398.83
10/31/97                         17,434.46         25,337.69         18,990.81
11/28/97                         17,497.17         26,509.66         19,334.87
12/31/97                         17,410.63         26,964.61         19,601.91
01/30/98                         17,484.03         27,262.56         19,718.48
02/27/98                         18,452.92         29,227.71         20,674.33
03/31/98                         19,245.64         30,723.22         21,371.76
04/30/98                         19,553.92         31,032.17         21,505.84
05/29/98                         18,761.20         30,499.51         21,290.77
06/30/98                         18,790.56         31,737.47         21,701.34
07/31/98                         17,498.71         31,400.38         21,476.15
08/31/98                         14,915.01         26,865.20         19,367.28
09/30/98                         15,795.81         28,586.29         20,137.87
10/30/98                         16,661.94         30,909.45         21,092.29
11/30/98                         17,278.51         32,782.05         21,958.14
12/31/98                         17,807.29         34,669.87         22,838.78
01/29/99                         18,156.79         36,119.11         23,279.10
02/26/99                         17,492.73         34,996.73         22,637.56
03/31/99                         18,331.54         36,396.54         23,201.47
04/30/99                         18,925.70         37,805.97         23,882.75
05/28/99                         18,593.67         36,914.49         23,464.23
06/30/99                         19,310.16         38,961.52         24,147.87
07/30/99                         19,240.26         37,746.14         23,719.35
08/31/99                         19,327.63         37,559.27         23,503.11
09/30/99                         18,523.77         36,530.89         23,247.98
10/29/99                         18,803.38         38,841.60         23,859.77
11/30/99                         19,187.83         39,631.13         24,118.99
12/31/99                         20,876.66         41,963.86         25,083.22
01/31/00                         19,832.83         39,855.74         24,377.41
02/29/00                         20,006.80         39,102.08         24,590.98
03/31/00                         22,384.42         42,924.92         25,702.77
04/28/00                         22,307.10         41,633.95         25,180.60
05/31/00                         22,771.02         40,781.88         24,818.00
06/30/00                         21,881.83         41,787.45         25,346.62
07/31/00                         22,519.73         41,134.72         25,197.08
08/31/00                         24,278.78         43,688.34         26,391.42
09/29/00                         23,872.85         41,382.47         25,728.99
10/31/00                         23,911.51         41,206.95         25,595.20
11/30/00                         22,669.28         37,960.58         24,504.85
12/29/00                         24,365.18         38,146.81         24,923.88
01/31/01                         25,159.46         39,499.40         25,335.12
02/28/01                         24,236.37         35,900.10         23,939.16
03/30/01                         22,948.35         33,627.08         22,878.65
04/30/01                         25,030.66         36,238.17         24,038.60
05/31/01                         25,180.93         36,481.27         24,206.87
06/30/01                         24,086.10         35,593.69         23,846.19
07/31/01                         22,733.68         35,243.16         23,731.73
08/31/01                         20,629.90         33,039.09         22,841.79
09/30/01                         18,590.52         30,371.32         21,457.58
10/31/01                         19,749.75         30,950.80         21,966.12
11/30/01                         20,350.83         33,324.34         22,921.65
12/31/01                         21,273.91         33,616.45         23,127.94
01/31/02                         18,118.25         33,126.15         22,794.90
02/28/02                         18,904.98         32,487.16         22,494.01
03/31/02                         19,084.27         33,708.98         23,126.09
04/30/02                         19,996.55         31,666.03         22,443.87


  AVERAGE ANNUAL PERFORMANCE                            FOR THE PERIODS ENDED
                                                               APRIL 30, 2002
                                 --------------------------------------------
                                 TEN-YEAR   FIVE YEAR   ONE YEAR   SIX MONTH
  ---------------------------------------------------------------------------

  MegaTrends Fund                  7.17%      5.32%     (20.11)%     1.25%
  ---------------------------------------------------------------------------
  S&P 500 Index                    12.22%     7.55%     (12.62)%     2.31%
  ---------------------------------------------------------------------------
  Lipper Flexible Portfolio
    Funds Index                     8.42%     5.77%     ( 6.63)%     2.17%

Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Lipper Flexible Portfolio Funds Index includes funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The last six-month period was a tale of two completely different markets. The first part of it was relatively optimistic, while the second part witnessed heavy selling in a number of our stocks, largely because of their apparent resemblance to the now bankrupt Enron Corporation.(1) These companies included independent power producers and traders such as NRG Energy, Inc.,(1) as well as companies with even a hint of accounting problems such as Elan Corporation plc,(2) AOL Time Warner, Inc.(3) and Tyco International Ltd.(4)

For a variety of reasons, we remain optimistic for the year. The loss was the result of big dips in just a few stocks, each of which we believe has very limited downside risk from current levels and very substantial upside potential. Meanwhile, most stocks in our portfolio posted gains for the period. We view this as an indication that our overall approach, which in the context of negative returns on the S&P 500 has produced strong gains over the past three years, is still working.

INVESTMENT HIGHLIGHTS

The best performers were our energy stocks as well as some of our healthcare positions. As always our strategy is to be diversified even within the sectors in which we invest. Thus our energy holdings range from fairly leveraged drillers such as Noble Drilling Corp.(5) to high quality merchant energy companies such as Duke Energy Corporation.(6)

Though we are bullish on the economy, our favorite group remains healthcare, a sector that is not leveraged to economic growth. Remarkably, healthcare companies, despite higher and surer long-term growth than tech companies, are trading on average at lower valuations than tech. Our healthcare picks range from testing companies such as Quest Diagnostics, Inc.(7) to distributors such as Cardinal Health, Inc.(8) to pharmaceutical manufacturers such as Pfizer, Inc.(9)

Our financial stocks, from property and casualty insurer ACE Limited(10) to the world's largest financial supermarket Citigroup, Inc.,(11) continue to offer strong fundamentals. Relative to its expected 13 to 15 percent long-term growth, Citigroup, Inc., for example, is one of the cheapest big stocks around. Recently purchased AFLAC, Inc.,(12) like most of our picks big and small, is a worldwide market leader, in this case in the area of cancer insurance.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


CURRENT OUTLOOK

Our investment approach, which is to select a diversified collection of stocks that are cheaper than the S&P 500 in terms of their relationship between growth and valuation, is largely independent of big picture considerations. Still, we are not oblivious to some big picture themes that have become glaringly apparent. One trend that stands out has been the performance of small-cap stocks over the past couple of years. We think it foretells a period--and perhaps a very long-term period--in which real assets outperform financial assets and for the stock market a period of declining P/E ratios. It also provides a strong rationale for energy stocks, which are likely to remain much less cyclical in the years ahead. Declining P/E's make it ever more urgent that investors adhere to a "growth-at-a-reasonable-price" approach.

We continue to expect that energy stocks will be among the market's better performing groups. Technology, although it is leveraged to the expected economic recovery, remains underweighted in our portfolio. The reason is valuation. Based on projected 2003 earnings, tech stocks are nearly twice as expensive as the rest of the market.

 (1) The fund did not hold this security as of 4/30/02.

 (2) This security comprised 5.03% of the fund's total net assets as of 4/30/02.

 (3) This security comprised 4.03% of the fund's total net assets as of 4/30/02.

 (4) This security comprised 2.10% of the fund's total net assets as of 4/30/02.

 (5) This security comprised 6.12% of the fund's total net assets as of 4/30/02.

 (6) This security comprised 2.52% of the fund's total net assets as of 4/30/02.

 (7) This security comprised 5.84% of the fund's total net assets as of 4/30/02.

 (8) This security comprised 4.89% of the fund's total net assets as of 4/30/02.

 (9) This security comprised 4.88% of the fund's total net assets as of 4/30/02.

(10) This security comprised 5.53% of the fund's total net assets as of 4/30/02.

(11) This security comprised 3.91% of the fund's total net assets as of 4/30/02.

(12) This security comprised 2.53% of the fund's total net assets as of 4/30/02.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


   TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS       APRIL 30, 2002
   ----------------------------------------------------------------------
   NABORS INDUSTRIES, INC.                                          6.41%
     OIL & GAS EXTRACTION & SERVICES
   ----------------------------------------------------------------------
   NOBLE DRILLING CORP.                                             6.10%
     OIL & GAS EXTRACTION & SERVICES
   ----------------------------------------------------------------------
   QUEST DIAGNOSTICS, INC.                                          5.82%
     HEALTHCARE
   ----------------------------------------------------------------------
   APEX SILVER MINES LIMITED                                        5.63%
     METAL MINING
   ----------------------------------------------------------------------
   ACE LIMITED                                                      5.51%
     INSURANCE
   ----------------------------------------------------------------------
   APACHE CORPORATION                                               5.42%
     OIL & GAS EXTRACTION & SERVICES
   ----------------------------------------------------------------------
   ELAN CORPORATION PLC                                             5.02%
     PHARMACEUTICALS
   ----------------------------------------------------------------------
   CARDINAL HEALTH, INC.                                            4.87%
     HEALTHCARE
   ----------------------------------------------------------------------
   PFIZER, INC.                                                     4.86%
     PHARMACEUTICALS
   ----------------------------------------------------------------------
   MIRANT CORPORATION                                               4.25%
     ENERGY


   TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS             APRIL 30, 2002
   ----------------------------------------------------------------------
   OIL & GAS EXTRACTION & SERVICES                                 17.93%
   PHARMACEUTICALS                                                 12.20%
   HEALTHCARE                                                      10.70%
   ENERGY                                                           9.88%
   METAL MINING                                                     9.87%

--------------------------------------------------------------------------------
EASTERN EUROPEAN FUND (FORMERLY REGENT EASTERN EUROPEAN FUND)
--------------------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE
A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a diversified portfolio of the equity securities of companies located in the emerging markets of Eastern Europe. The fund will focus its investments in companies located in the Eastern European region, namely Albania, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovak Republic, Slovenia and Ukraine. While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

[GRAPHIC: Bar chart created from data points in chart below.]

                                                                      MORGAN
                                                      ING             STANLEY
                                                      BARINGS         CAPITAL
                                                      EMERGING        EMERGING
                                                      MARKETS--       MARKETS
                      EASTERN                         EASTERN         EASTERN
                      EUROPEAN        S&P 500         EUROPEAN        EUROPEAN
   DATE               FUND            INDEX           INDEX*          INDEX*
 --------         -----------        ---------         --------       ---------
 03/31/97         $ 10,000.00      $ 10,000.00      $ 10,000.00
 04/30/97         $ 10,360.00        10,596.46        10,083.67
 05/30/97         $ 10,440.00        11,241.13        10,275.93
 06/30/97         $ 11,190.00        11,744.45        11,255.04
 07/31/97         $ 11,950.00        12,678.42        12,429.98
 08/29/97         $ 11,750.00        11,968.68        12,215.76
 09/30/97         $ 12,480.00        12,623.79        12,762.88
 10/31/97         $ 11,190.00        12,202.67        11,279.37
 11/28/97         $ 10,190.00        12,767.09         9,425.59
 12/31/97         $ 11,237.00        12,986.19        10,782.70
 01/30/98         $ 10,272.11        13,129.69         8,797.18
 02/27/98         $ 11,166.64        14,076.11        10,327.56
 03/31/98         $ 11,508.38        14,796.35        10,846.78
 04/30/98         $ 11,860.16        14,945.14        11,022.43
 05/29/98         $  9,960.53        14,688.61         7,991.34
 06/30/98         $  9,819.81        15,284.81         7,622.83
 07/31/98         $ 10,453.02        15,122.47         8,173.51
 08/31/98         $  7,447.78        12,938.32         4,724.66
 09/30/98         $  7,266.86        13,767.20         4,445.17
 10/30/98         $  8,060.89        14,886.04         5,179.80
 11/30/98         $  8,070.94        15,787.88         5,442.68
 12/31/98         $  8,392.57        16,697.06         5,568.48
 01/29/99         $  8,663.95        17,395.01         5,792.78
 02/26/99         $  7,890.02        16,854.48         5,046.88
 03/31/99         $  8,261.91        17,528.62         5,313.32
 04/30/99         $  8,925.27        18,207.41         5,796.34
 05/28/99         $  9,126.29        17,778.07         6,175.53
 06/30/99         $  9,679.10        18,763.92         6,659.74
 07/30/99         $ 10,050.98        18,178.59         6,995.61
 08/31/99         $  9,809.76        18,088.60         6,692.38
 09/30/99         $  8,462.93        17,593.33         5,774.98
 10/29/99         $  8,704.15        18,706.17         5,961.90
 11/30/99         $  9,025.78        19,086.41         6,203.42
 12/31/99         $ 10,885.22        20,209.86         7,354.62
 01/31/00         $ 11,387.76        19,194.58         7,996.08
 02/29/00         $ 11,940.57        18,831.62         8,781.75
 03/31/00         $ 13,217.04        20,672.70         9,319.96
 04/28/00         $ 11,427.97        20,050.97         8,199.03
 05/31/00         $ 10,633.94        19,640.61         7,809.16
 06/30/00         $  9,930.37        20,124.89         7,428.79
 07/31/00         $  9,980.63        19,810.54         7,543.32
 08/31/00         $ 10,372.62        21,040.36         7,527.89
 09/29/00         $  9,267.01        19,929.86         6,654.40
 10/31/00         $  8,864.97        19,845.32         6,205.20       10,000.00
 11/30/00         $  7,759.36        18,281.87         5,465.23        8,148.33
 12/29/00         $  8,553.39        18,371.56         6,490.62        8,703.34
 01/31/01         $  9,256.96        19,022.97         6,888.80       10,191.61
 02/28/01         $  8,613.69        17,289.54         6,063.38        9,043.61
 03/30/01         $  8,442.83        16,194.85         5,671.14        8,543.11
 04/30/01         $  8,824.76        17,452.35         5,986.23        9,076.64
 05/31/01         $  9,297.16        17,569.43         6,583.19        9,933.93
 06/30/01         $  9,568.54        17,141.97         6,196.89        9,440.04
 07/31/01         $  9,166.50        16,973.16         5,684.19        8,605.88
 08/31/01         $  9,065.99        15,911.67         5,696.06        8,688.47
 09/30/01         $  8,372.47        14,626.87         5,134.70        7,702.35
 10/31/01         $  9,267.01        14,905.95         5,857.46        8,876.78
 11/30/01         $  9,839.91        16,049.05         9,634.95
 12/31/01         $ 10,211.80        16,189.73        10,269.24
 01/31/02         $ 11,066.13        15,953.60        11,255.37
 02/28/02         $ 10,935.47        15,645.86        10,526.92
 03/31/02         $ 11,920.47        16,234.29        11,643.54
 04/30/02         $ 12,875.31        15,250.40        12,613.15



  AVERAGE ANNUAL PERFORMANCE                            FOR THE PERIODS ENDED
                                                               APRIL 30, 2002
                                 --------------------------------------------
                                 INCEPTION   FIVE YEAR   ONE YEAR   SIX MONTH
  ---------------------------------------------------------------------------

  Eastern European Fund
    (Inception 3/31/97)            5.10%       4.44%      45.90%     38.94%
  ---------------------------------------------------------------------------
  S&P 500 Index                    8.65%       7.55%     (12.62)%     2.31%
  ---------------------------------------------------------------------------
  Morgan Stanley Capital
    Emerging Markets
    Eastern European Index*         n/a         n/a       38.96%     42.09%

  *These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. Companies. The Morgan Stanley Capital Emerging Markets Eastern European Index is a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region; it is included in the above graph only for the period that the index has been in existence. The ING Barings Emerging Markets - Eastern European Index, which was previously used for comparison, is no longer available. This index was comprised of individual companies representative of the Eastern European markets.

--------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

While the global developed markets have struggled to perform over the last six months, Eastern European markets have been stellar performers. Russia has been a particular bright spot and is now ranked second only to Indonesia in world rankings for the first four months of 2002.

The key investment theme for the Central and Eastern European region continues to be 'EU Accession.' Hungary, The Czech Republic and Poland continue to work towards their year-end 2002 deadline for a successful conclusion to their accession negotiations. Once completed, they will be ready to take part in the European parliamentary elections in 2004 as European Union (EU) members. It is largely acknowledged that accession to the EU will lead to income convergence and significant GDP growth for all accession nations. Lower country risk premiums in the form of lower interest rates are a benefit to equity ratings.

Russia's exceptional growth over the last six months has been driven by a different set of fundamentals. Russia has been the outstanding market over the last six months, significantly outperforming all of its emerging market peers. Much of the Russian equity market performance has been driven by two factors--continuing political reform and the ongoing strength of the oil price. This has led to a further improvement of Russia's risk profile that is reflected in falling bond yields.

Russian company valuations are still at a significant discount to their international peers, and a further convergence is anticipated as the political reform process continues.

Another very public fundamental driver of growth for Russia over the past six months has been the warming of relations between Russia and the U.S. Russia's historically turbulent relationship with the West brightened, as Russia benefited from a positive reappraisal from the international community after pledging support for the U.S. and her allies in their War against Terrorism.

--------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


INVESTMENT HIGHLIGHTS

We are pleased to report that the Eastern European Fund has appreciated strongly over the last six months, responding to robust performances across all of the fund's key markets.

The ongoing strength of the oil price meant that Russian oil stocks provided the best returns over the reporting period. Two of the fund's larger holdings, YUKOS(1) and Sibneft,(2) were particularly strong. The manager continues to be positive for Russia and maintains a good weighting in the oil and gas sector.

The fund maintained an underweighted position in Poland, with investments there focusing on Poland's financial sector. We see financial stocks as the main beneficiaries of falling interest rates and strong economic growth. Large retail banks like Bank Polska Kasa Opieka S.A.(3) and Bank Zachodni WBK S.A.(4) all performed favorably, defying the rather lackluster performance of other sectors in the market.

Hungary and the Czech Republic have followed the same trend as Poland and the manager has focused closely on top performing financials like Czech Republic's Komercni Banka a.s.(5) and the Hungarian OTP Bank Rt.(6) Telecommunications stocks underperformed in line with their global peers.

The financial sector in Central and Eastern Europe and commodities in Russia continue to be focus areas for the fund.

CURRENT OUTLOOK

The manager remains favorable for the region as it should benefit from political stability, good economic growth and falling interest rates. A general recovery of global economies should set a favorable framework going forward.


 (1) This security comprised 8.18% of the fund's total net assets as of 4/30/02.

 (2) This security comprised 2.96% of the fund's total net assets as of 4/30/02.

 (3) This security comprised 4.70% of the fund's total net assets as of 4/30/02.

 (4) This security comprised 3.50% of the fund's total net assets as of 4/30/02.

 (5) This security comprised 7.72% of the fund's total net assets as of 4/30/02.

 (6) This security comprised 4.65% of the fund's total net assets as of 4/30/02.

--------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


   TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS       APRIL 30, 2002
   ----------------------------------------------------------------------
   YUKOS                                                            7.98%
     OIL & GAS EXTRACTION
   -----------------------------------------------------------------------
   KOMERCNI BANKA A.S.                                              7.53%
     FINANCIAL SERVICES
   -----------------------------------------------------------------------
   SURGUTNEFTEGAZ                                                   5.42%
     OIL & GAS EXTRACTION
   -----------------------------------------------------------------------
   LUKOIL HOLDINGS                                                  4.89%
     OIL & GAS EXTRACTION
   -----------------------------------------------------------------------
   EGIS RT.                                                         4.76%
     PHARMACEUTICALS
   -----------------------------------------------------------------------
   MOL MAGYAR OLAJ-ES GAZIPARI RT.                                  4.59%
     OIL & GAS EXTRACTION
   -----------------------------------------------------------------------
   BANK POLSKA KASA OPIEKI S.A.                                     4.59%
     FINANCIAL SERVICES
   -----------------------------------------------------------------------
   OTP BANK RT.                                                     4.53%
     FINANCIAL SERVICES
   -----------------------------------------------------------------------
   JSC MMC NORILSK NICKEL                                           3.92%
     METAL MINING
   -----------------------------------------------------------------------
   MAGYAR TAVKOZLESI RT.                                            3.85%
     COMMUNICATIONS


   TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS             APRIL 30, 2002
   ----------------------------------------------------------------------
   OIL & GAS EXTRACTION                                            31.19%
   FINANCIAL SERVICES                                              22.90%
   COMMUNICATIONS                                                  12.03%
   PHARMACEUTICALS                                                 11.90%
   METAL MINING                                                     3.92%

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
--------------------------------------------------------------------------------

COMMON STOCKS 96.53%                                   SHARES           VALUE


AIRCRAFT & DEFENSE 0.87%
-------------------------------------------------------------------------------
Armor Holdings, Inc.                                   20,000       $   507,000*
Atlantic Coast Airlines Holdings, Inc.                 20,000           437,000*
                                                                    -----------
                                                                        944,000

AUTOMOBILE DEALERS AND SUPPLIES 3.38%
-------------------------------------------------------------------------------
AutoZone, Inc.                                         45,000         3,420,000*
United Auto Group, Inc.                                10,000           249,200*
                                                                    -----------
                                                                      3,669,200

CHEMICALS 1.57%
-------------------------------------------------------------------------------
OM Group, Inc.                                         10,000           667,500
The Lubrizol Corporation                               30,000         1,034,400
                                                                    -----------
                                                                      1,701,900

COMPUTER SOFTWARE & HARDWARE 0.43%
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A          10,000           470,000*
OpticNet, Inc.                                         20,000               200*
                                                                    -----------
                                                                        470,200

COMPUTERS & DATA PROCESSING 4.46%
-------------------------------------------------------------------------------
Affiliated Computer Services, Inc.                     40,000         2,162,800*
Fiserv, Inc.                                           40,000         1,778,400*
SunGard Data Systems, Inc.                             30,000           892,800*
                                                                    -----------
                                                                      4,834,000

CONSTRUCTION 2.97%
-------------------------------------------------------------------------------
M/I Schottenstein Homes, Inc.                          10,000           632,000
NVR, Inc.                                               7,000         2,588,250*
                                                                    -----------
                                                                      3,220,250

CONSULTING SERVICES 2.47%
-------------------------------------------------------------------------------
Catalina Marketing Corporation                         30,000         1,052,700*
FTI Consulting, Inc.                                   10,000           358,200*
Omnicom Group, Inc.                                    10,000           872,400
Right Management Consultants, Inc.                     15,000           400,500*
                                                                    -----------
                                                                      2,683,800

DENTAL 3.74%
-------------------------------------------------------------------------------
DENTSPLY International, Inc.                           67,500         2,677,725
Patterson Dental Company                               30,000         1,383,000*
                                                                    -----------
                                                                      4,060,725

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES             VALUE


EDUCATION 1.88%
-------------------------------------------------------------------------------
Corinthian Colleges, Inc.                              20,000       $ 1,177,800*
Education Management Corporation                       20,000           862,400*
                                                                    -----------
                                                                      2,040,200

ELECTRONICS & COMPONENTS 1.77%
-------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                      15,000         1,916,700*

FINANCIAL SERVICES 1.17%
-------------------------------------------------------------------------------
Affiliated Managers Group, Inc.                        20,000         1,272,000*

FOOD PRODUCTS 5.14%
-------------------------------------------------------------------------------
Adolph Coors Company, Class B                          10,000           668,500
Anheuser-Busch Companies, Inc.                         20,000         1,060,000
Dean Foods Company                                     30,000         1,110,600*
Interstate Bakeries Corporation                        20,000           494,000
The Pepsi Bottling Group, Inc.                         70,000         2,004,800
United Natural Foods, Inc.                             10,000           239,500*
                                                                    -----------
                                                                      5,577,400

GENERAL MERCHANDISE 5.51%
-------------------------------------------------------------------------------
99 Cents Only Stores                                  120,000         3,729,600*
Dollar Tree Stores, Inc.                               10,000           381,400*
Tuesday Morning Corporation                            70,000         1,865,500*
                                                                    -----------
                                                                      5,976,500

GROCERY STORES 2.16%
-------------------------------------------------------------------------------
Whole Foods Market, Inc.                               50,000         2,338,000*

HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES 12.46%
-------------------------------------------------------------------------
Apria Healthcare Group, Inc.                           10,000           259,900*
Biosite, Inc.                                          30,000           937,500*
CryoLife, Inc.                                         10,000           294,700*
D & K Healthcare Resources, Inc.                       60,000         2,076,000
DIANON Systems, Inc.                                   20,000         1,312,000*
Henry Schein, Inc.                                     20,000           951,800*
Invacare Corporation                                   10,000           378,200
Lincare Holdings, Inc.                                 30,000           944,400*
Pediatrix Medical Group, Inc.                          25,000         1,174,750*
PolyMedica Corporation                                 10,000           389,600*
Quest Diagnostics, Inc.                                40,000         3,677,200*
SurModics, Inc.                                        20,000           813,400*
VitalWorks, Inc.                                       40,000           303,200*
                                                                    -----------
                                                                     13,512,650

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES             VALUE


HOSPITALS AND GENERAL SURGICAL 7.50%
-------------------------------------------------------------------------------
Community Health Systems, Inc.                         20,000       $   580,400*
HCA Inc.                                               40,000         1,911,600
LifePoint Hospitals, Inc.                              20,000           840,000*
Province Healthcare Company                            10,000           385,100*
Tenet Healthcare Corporation                           50,000         3,668,500*
WellPoint Health Networks, Inc.                        10,000           750,800*
                                                                    -----------
                                                                      8,136,400

MAINTENANCE PRODUCTS & SERVICES 1.21%
-------------------------------------------------------------------------------
Ecolab, Inc.                                           30,000         1,317,300

MANUFACTURING 4.39%
-------------------------------------------------------------------------------
Advanced Technical Products, Inc.                      25,000           721,250*
International Game Technology                          40,000         2,518,000*
The Shaw Group, Inc.                                   50,000         1,526,500*
                                                                    -----------
                                                                      4,765,750

OIL & GAS EXTRACTION & SERVICES 0.18%
-------------------------------------------------------------------------------
Mykrolis Corporation                                   13,536           199,521*

PHARMACEUTICALS 5.04%
-------------------------------------------------------------------------------
AmerisourceBergen Corporation                          40,000         3,100,000
Amgen, Inc.                                            10,000           528,800*
Forest Laboratories, Inc.                              10,000           771,400*
Medicis Pharmaceutical Corporation, Class A            20,000         1,071,000*
                                                                    -----------
                                                                      5,471,200

RESTAURANTS 7.96%
-------------------------------------------------------------------------------
Applebee's International, Inc.                         20,000           780,800
Brinker International, Inc.                            30,000         1,033,200*
Buca, Inc.                                             20,000           340,000*
CBRL Group, Inc.                                       10,000           303,500
IHOP Corp.                                             30,000         1,090,500*
Outback Steakhouse, Inc.                               30,000         1,052,100*
Ruby Tuesday, Inc.                                     30,000           753,600
Ryan's Family Steak Houses, Inc.                       30,000           786,000*
The Cheesecake Factory, Inc.                           60,000         2,497,800*
                                                                    -----------
                                                                      8,637,500

RETAIL 15.44%
-------------------------------------------------------------------------------
Alberto-Culver Company, Class B                        10,000           545,700
Best Buy Co., Inc.                                     40,000         2,974,000*
Direct Focus, Inc.                                     30,000         1,341,000*
Footstar, Inc.                                         20,000           589,800*
Hancock Fabrics, Inc.                                  20,000           363,800

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
--------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES             VALUE


RETAIL (CONT'D)
-------------------------------------------------------------------------------
Home Depot, Inc.                                       10,000       $   463,700
J. Jill Group, Inc.                                    20,000           630,800*
Mattel, Inc.                                           80,000         1,651,200*
Mohawk Industries, Inc.                                30,000         1,929,900*
Mothers Work, Inc.                                     10,000           276,000*
Multimedia Games, Inc.                                 35,000           985,600*
Quaker Fabric Corporation                              10,000           137,700*
Rent-A-Center, Inc.                                    30,000         1,809,000*
The Clorox Company                                     20,000           885,000
West Marine, Inc.                                      20,000           443,600*
Williams-Sonoma, Inc.                                  30,000         1,728,300*
                                                                    -----------
                                                                     16,755,100

TELECOMMUNICATIONS 0.12%
-------------------------------------------------------------------------------
ICT Group, Inc.                                         5,000           124,750*

TRANSPORTATION 4.49%
-------------------------------------------------------------------------------
Arctic Cat, Inc.                                       20,000           388,800
Landstar System, Inc.                                  10,000           979,000*
Winnebago Industries, Inc.                             75,000         3,502,500
                                                                    -----------
                                                                      4,870,300

WHOLESALE & DISTRIBUTION 0.22%
-------------------------------------------------------------------------------
Advanced Marketing Services, Inc.                      10,000           242,500

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 104,737,846
-------------------------------------------------------------------------------
  (cost $91,754,184)

                                                     PRINCIPAL
REPURCHASE AGREEMENT 4.83%                            AMOUNT

Joint Tri-party Repurchase Agreement, Credit
  Suisse First Boston, 04/30/02, 1.88%, due
  05/01/02, repurchase price $5,236,503,
  collateralized by U.S. Treasury securities
  held in joint tri-party repurchase account
  (cost $5,236,230)                                 $5,236,230        5,236,230

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.36%                                           109,974,076
-------------------------------------------------------------------------------
  (cost $96,990,414)
Other assets and liabilities, net (1.36)%                            (1,476,635)
                                                                    -----------

NET ASSETS 100%                                                    $108,497,441
                                                                   ------------

* Non-income producing security.

               See accompanying notes to portfolios of investments.

MEGATRENDS FUND
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
-------------------------------------------------------------------------------

COMMON STOCKS 97.81%                                   SHARES             VALUE


COMPUTER SOFTWARE & HARDWARE 2.11%
-------------------------------------------------------------------------------
Electronic Data Systems Corporation                     5,500       $   298,430

ELECTRONICS & COMPONENTS 5.20%
-------------------------------------------------------------------------------
AstroPower, Inc.                                       10,000           372,200*
Solectron Corporation                                  50,000           365,000*
                                                                    -----------
                                                                        737,200

ENERGY 9.91%
-------------------------------------------------------------------------------
Duke Energy Corporation                                 9,300           356,469
Kinder Morgan Energy Partners, L.P.                    12,500           443,625
Mirant Corporation                                     50,000           604,000*
                                                                    -----------
                                                                      1,404,094

FINANCIAL SERVICES 7.16%
-------------------------------------------------------------------------------
Citigroup, Inc.                                        12,800           554,240
Wells Fargo & Company                                   9,000           460,350
                                                                    -----------
                                                                      1,014,590

HEALTHCARE 10.73%
-------------------------------------------------------------------------------
Cardinal Health, Inc.                                  10,000           692,500
Quest Diagnostics, Inc.                                 9,000           827,370*
                                                                    -----------
                                                                      1,519,870

INSURANCE 8.06%
-------------------------------------------------------------------------------
ACE Limited                                            18,000           783,360
AFLAC, Inc.                                            12,000           358,800
                                                                    -----------
                                                                      1,142,160

MANUFACTURING 2.10%
-------------------------------------------------------------------------------
Tyco International Ltd.                                16,100           297,045

MEDIA 4.03%
-------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  30,000           570,600*

METAL MINING 9.90%
-------------------------------------------------------------------------------
Apex Silver Mines Limited                              65,000           799,500*
North American Palladium Ltd.                          58,500           322,920*
Trend Mining Co.                                      200,000           118,000*
Zimbabwe Platinum Mines Ltd.                          250,000           161,175*
                                                                    -----------
                                                                      1,401,595

MEGATRENDS FUND
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
-------------------------------------------------------------------------------

COMMON STOCKS                                          SHARES             VALUE


OIL & GAS EXTRACTION & SERVICES 17.99%
-------------------------------------------------------------------------------
Apache Corporation                                     13,200       $   769,956
Nabors Industries, Inc.                                20,000           911,000*
Noble Drilling Corp.                                   20,000           867,000*
                                                                    -----------
                                                                      2,547,956

PHARMACEUTICALS 12.24%
-------------------------------------------------------------------------------
Elan Corporation plc, ADR                              60,000           712,800*
Pfizer, Inc.                                           19,000           690,650
Pharmacia Corporation                                   8,000           329,840
                                                                    -----------
                                                                      1,733,290

RETAIL 8.38%
-------------------------------------------------------------------------------
Harman International Industries, Inc.                  10,000           590,500
Tiffany & Co.                                          15,000           596,250
                                                                    -----------
                                                                      1,186,750
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                  13,853,580
-------------------------------------------------------------------------------
  (cost $13,372,028)

                                                     PRINCIPAL
REPURCHASE AGREEMENT 2.50%                             AMOUNT


Joint Tri-party Repurchase Agreement, Credit
  Suisse First Boston, 04/30/02, 1.88%, due
  05/01/02, repurchase price $353,944,
  collateralized by U.S. Treasury securities
  held in joint tri-party repurchase account
  (cost $353,926)                                    $353,926           353,926

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.31%                                             4,207,506
-------------------------------------------------------------------------------
  (cost $13,725,954)
Other assets and liabilities, net (0.31)%                               (43,795)
                                                                    -----------

NET ASSETS 100%                                                     $14,163,711
                                                                    -----------

ADR - American Depositary Receipt
* Non-income producing security

              See accompanying notes to portfolios of investments.

EASTERN EUROPEAN FUND
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
-------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS 88.77%                    SHARES              VALUE


COMMUNICATIONS 12.33%
-------------------------------------------------------------------------------
Cesky Telecom a.s., GDR                               22,995       $    220,752*
Magyar Tavkozlesi Rt., ADR                            21,298            402,532
Rostelecom                                           456,333            344,532
Telekomunikacja Polska S.A., GDR                      63,924            212,228*
Trooper Technologies, Inc.                            60,000             76,545*
Trooper Technologies, Inc., Warrants                  60,000                  0*
                                                                   ------------
                                                                      1,256,589

ELECTRIC SERVICES & UTILITIES 1.88%
-------------------------------------------------------------------------------
Unified Energy System, Preferred Stock                15,236            191,974

ENTERTAINMENT 2.87%
-------------------------------------------------------------------------------
Galatasaray Spor Kulubu                            7,000,000            292,319*

FINANCIAL SERVICES 23.48%
-------------------------------------------------------------------------------
Bank Polska Kasa Opieki S.A.                          11,500            316,606
Bank Polska Kasa Opieki S.A., GDR                      5,898            162,490
Bank Zachodni WBK S.A.                                19,679            357,084
Komercni Banka a.s.                                    6,420            330,402*
Komercni Banka a.s., Sponsored GDR                    26,628            456,670*
OTP Bank Rt., GDR                                     26,840            473,726
Sberbank RF                                            1,720            294,980*
                                                                   ------------
                                                                      2,391,958

METAL MINING 4.02%
-------------------------------------------------------------------------------
Ashurst Technology Ltd., Units                        93,470                  0*
JSC MMC Norilsk Nickel, Sponsored ADR                 17,257            409,336*
                                                                   ------------
                                                                        409,336

OIL & GAS EXTRACTION 31.98%
-------------------------------------------------------------------------------
Lukoil Holdings, ADR                                   7,090            510,905
MOL Magyar Olaj-es Gazipari Rt., GDR                  23,122            479,782
Sibneft, Sponsored ADR                                16,460            302,041
Surgutneftegaz, Sponsored ADR                         16,187            353,281
Surgutneftegaz, Preferred Stock                      977,114            213,255
Tyumen Oil Company                                   145,581            298,441
Unipetrol a.s.                                       308,757            267,870*
YUKOS, ADR                                             5,669            833,343
                                                                   ------------
                                                                      3,258,918

EASTERN EUROPEAN FUND
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2002
-------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS                           SHARES              VALUE


PHARMACEUTICALS 12.21%
-------------------------------------------------------------------------------
EGIS Rt.                                               8,829       $    497,263
KRKA d.d.                                              2,523            376,592
Lek Pharmaceutical and Chemical Company d.d.           1,540            369,748
                                                                   ------------
                                                                      1,243,603
-------------------------------------------------------------------------------
TOTAL COMMON & PREFERRED STOCKS                                       9,044,697
-------------------------------------------------------------------------------
  (cost $7,701,668)


                                                    PRINCIPAL
REPURCHASE AGREEMENT 13.76%                          AMOUNT


Joint Tri-party Repurchase Agreement, Credit
  Suisse First Boston, 4/30/02, 1.88%, due
  05/01/02, repurchase price $1,402,545,
  collateralized by U.S. Treasury securities
  held in joint tri-party Repurchase account
  (cost $1,402,472)                               $1,402,472          1,402,472

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.53%                                            10,447,169
-------------------------------------------------------------------------------
  (cost $9,104,140)
Other assets and liabilities, net (2.53)%                              (257,905)
                                                                    -----------

NET ASSETS 100%                                                     $10,189,264
                                                                    -----------


ADR - American Depositary Receipt
GDR - Global Depositary Receipt
*     Non-income producing security

              See accompanying notes to portfolios of investments.

-------------------------------------------------------------------------------
  NOTES TO PORTFOLIOS OF INVESTMENTS
  (UNAUDITED)                                                   April 30, 2002
-------------------------------------------------------------------------------


GLOBAL PORTFOLIO SECURITIES BY COUNTRY

                                                                PERCENTAGE OF
COUNTRY                                           VALUE       TOTAL INVESTMENTS

EASTERN EUROPEAN FUND
-------------------------------------------------------------------------------
Russia                                         $ 3,752,088             35.92%
Hungary                                          1,853,303             17.74
United States                                    1,402,472             13.42
Czech Republic                                   1,275,694             12.21
Poland                                           1,048,408             10.04
Slovenia                                           746,340              7.14
Turkey                                             292,319              2.80
Canada                                              76,545              0.73
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                              $10,447,169            100.00%
-------------------------------------------------------------------------------


JOINT TRI-PARTY REPURCHASE AGREEMENT (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreement at April 30, 2002 were:

Credit Suisse First Boston repurchase agreement, 04/30/02, 1.88%, due 05/01/02:
  Total principal amount: $52,386,543; Total repurchase value: $52,389,279

    Collateral:
    $40,461,000 U.S. Treasury Inflation Indexed Note/Bond, 3.875%, 04/15/29 $4,900,000 U.S. Treasury Inflation Indexed Note/Bond, 3.875%, 01/15/09
      (Total collateral market value of $53,304,639)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreement. Each owns an undivided interest in the account.

-------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
  (UNAUDITED)                                              April 30, 2002
-------------------------------------------------------------------------------


                               BONNEL GROWTH       MEGATRENDS        EASTERN
                                    FUND              FUND        EUROPEAN FUND
-------------------------------------------------------------------------------
Investments, at identified
 cost                            $ 96,990,414      $13,725,954     $ 9,104,140
                                 ============      ===========     ===========
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
 Securities                      $104,737,846      $13,853,580     $ 9,044,697
 Repurchase agreements              5,236,230          353,926       1,402,472
Cash                                1,289,431                2         126,098
Receivables:
 Investments sold                  16,373,798          345,023       1,614,852
 Dividends                             20,600            2,601          34,658
 Interest                                 273               19              73
 Capital shares sold                   98,452           21,820         203,129
Other assets                           25,682           15,607          14,966
-------------------------------------------------------------------------------
TOTAL ASSETS                      127,782,312       14,592,578      12,440,945
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payables:
 Investments purchased             18,792,477          353,926       2,212,321
 Capital shares redeemed              227,424           12,917              --
 To manager and affiliates            105,637           14,286          10,370
 Accounts payable and
  accrued expenses                    159,333           47,738          28,990
-------------------------------------------------------------------------------
TOTAL LIABILITIES                  19,284,871          428,867       2,251,681
-------------------------------------------------------------------------------

NET ASSETS                       $108,497,441      $14,163,711     $10,189,264
                                 ============      ===========     ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                  $147,141,352      $14,371,533     $ 9,919,832
Accumulated net investment
 loss                                (692,426)        (209,095)        (92,807)
Accumulated net realized
 loss on investments and
 foreign currencies               (50,935,147)        (480,279)       (981,202)
Net unrealized appreciation
 of investments and other
 assets and liabilities
 denominated in foreign
 currencies                        12,983,662          481,552       1,343,441
                                 ------------      -----------     -----------
Net assets applicable to
 capital shares outstanding      $108,497,441      $14,163,711     $10,189,264
                                 ============      ===========     ===========
 Capital shares outstanding;
  an unlimited number of no
  par shares authorized             7,346,142        1,644,533         795,705
                                 ============      ===========     ===========

NET ASSET VALUE,
 PER SHARE                       $      14.77      $      8.61     $     12.81
                                 ============      ===========     ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS                       For the Six Months Ended
  (UNAUDITED)                                              April 30, 2002
--------------------------------------------------------------------------------


                                BONNEL GROWTH   MEGATRENDS      EASTERN
                                    FUND           FUND      EUROPEAN FUND
NET INVESTMENT
INCOME

INCOME:
------------------------------------------------------------------------------
 Dividends                         $   228,709      $  44,426       $   58,912
 Foreign taxes withheld on
  dividends                                 --             --           (8,642)
                                   -----------      ---------       ----------
  Net dividends                        228,709         44,426           50,270
 Securities lending                     19,516          2,219                5
 Interest and other                     33,629          4,446            5,932
                                   -----------      ---------       ----------
  TOTAL INCOME                         281,854         51,091           56,207

EXPENSES:
------------------------------------------------------------------------------
 Management fees                       515,350         71,021           39,097
 Transfer agent fees and
  expenses                             127,930         16,360            8,711
 Accounting service fees and
  expenses                              30,015         19,836           19,836
 Legal and professional fees            62,164         20,748           18,864
 Distribution plan expenses            124,122         16,103            7,819
 Custodian fees                         24,777          8,899           18,771
 Shareholder reporting
  expenses                              46,451          7,056            3,915
 Registration fees                      16,569          6,368           10,280
 Trustees' fees and expenses            12,405         12,418           12,418
 Interest expense                           24              2               --
 Miscellaneous expenses                 14,476          9,693            9,303
                                   -----------      ---------       ----------
  Total expenses before
   reductions                          974,283        188,504          149,014
 Expenses offset                            (3)           (54)              --
                                   -----------      ---------       ----------
  NET EXPENSES                         974,280        188,450          149,014
------------------------------------------------------------------------------
NET INVESTMENT LOSS                   (692,426)      (137,359)         (92,807)
------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN ON
INVESTMENTS Realized gain (los  s) from:
  Securities                        10,757,255       (388,036)         255,253
  Foreign currency
   transactions                             --             --              441
                                   -----------      ---------       ----------
  NET REALIZED GAIN (LOSS)          10,757,255       (388,036)         255,694
                                   -----------      ---------       ----------
 Net change in unrealized appr  eciation of:
  Investments                        3,830,065        697,724        1,571,136
  Other assets and
   liabilities denominated in
   foreign currencies                       --             --              410
                                   -----------      ---------       ----------
  NET UNREALIZED APPRECIATION        3,830,065        697,724        1,571,546
                                   -----------      ---------       ----------
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                 14,587,320        309,688        1,827,240
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          $13,894,894      $ 172,329       $1,734,433
                                   ===========      =========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              BONNEL GROWTH FUND
                                                    ---------------------------------------
                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2002           YEAR ENDED
                                                      (UNAUDITED)          OCTOBER 31, 2001
                                                      ------------           ------------
INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment loss                               $   (692,426)          $ (1,024,457)
    Net realized gain (loss)                            10,757,255            (59,639,691)
    Net unrealized appreciation (depreciation)           3,830,065            (21,745,005)
                                                      ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM INVESTMENT OPERATIONS                      13,894,894            (82,409,153)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                                      --                     --
    In excess of net capital gains                              --            (47,058,360)
                                                      ------------           ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --            (47,058,360)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                            8,512,784             44,456,639
    Distributions reinvested                                    --             44,801,840
    Paid-in capital portion of short-term
      trading fee                                            3,439                 24,497
                                                      ------------           ------------
                                                         8,516,223             89,282,976
    Cost of shares redeemed                            (14,404,410)           (71,605,332)
                                                      ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                 (5,888,187)            17,677,644

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    8,006,707           (111,789,869)
-------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                    100,490,734            212,280,603

-------------------------------------------------------------------------------------------
END OF PERIOD                                         $108,497,441           $100,490,734
-------------------------------------------------------------------------------------------

Accumulated net investment loss, end of period        $   (692,426)          $         --
                                                      ============           ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                            621,076              2,487,324
    Shares reinvested                                           --              2,314,145
    Shares redeemed                                     (1,051,655)            (4,343,031)
                                                      ------------           ------------
        NET SHARE ACTIVITY                                (430,579)               458,438
                                                      ============           ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                              EASTERN
                                                            MEGATRENDS FUND                                EUROPEAN FUND
                                              ---------------------------------------       ---------------------------------------
                                              SIX MONTHS ENDED                              SIX MONTHS ENDED
                                               APRIL 30, 2002           YEAR ENDED           APRIL 30, 2002           YEAR ENDED
                                                (UNAUDITED)          OCTOBER 31, 2001         (UNAUDITED)          OCTOBER 31, 2001
INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                         $  (137,359)           $  (214,586)           $   (92,807)            $  (155,523)
    Net realized gain (loss)                       (388,036)             1,313,071                255,694                (556,384)
    Net unrealized appreciation (depreciation)      697,724             (4,252,217)             1,571,546                 858,867
                                                -----------            -----------            -----------             -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM INVESTMENT OPERATIONS                  172,329             (3,153,732)             1,734,433                 146,960

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                           --                     --                     --                      --
    From net capital gains                       (1,152,661)            (1,699,185)                    --                      --
    In excess of net capital gains                       --                     --                     --                      --
                                                -----------            -----------            -----------             -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS      (1,152,661)            (1,699,185)                    --                      --

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                       557,155              2,569,257             11,548,493                 683,789
    Distributions reinvested                      1,123,086              1,617,116                     --                      --
    Paid-in capital portion of short-term
     trading fee                                        113                  1,829                 85,463                   1,856
                                                -----------            -----------            -----------             -----------
                                                  1,680,354              4,188,202             11,633,956                 685,645
    Cost of shares redeemed                        (768,517)            (2,879,160)            (6,940,801)             (1,116,694)
                                                -----------            -----------            -----------             -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS             911,837              1,309,042              4,693,155                (431,049)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               (68,495)            (3,543,875)             6,427,588                (284,089)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                              14,232,206             17,776,081              3,761,676               4,045,765

----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                   $14,163,711            $14,232,206            $10,189,264             $ 3,761,676
----------------------------------------------------------------------------------------------------------------------------------

Accumulated net investment loss, end of period  $  (209,095)           $   (71,736)           $   (92,807)            $        --
                                                ===========            ===========            ===========             ===========

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                      62,596                236,256              1,011,434                  77,081
    Shares reinvested                               122,608                149,595                     --                      --
    Shares redeemed                                 (87,113)              (275,973)              (623,836)               (127,700)
                                                -----------            -----------            -----------             -----------
        NET SHARE ACTIVITY                           98,091                109,878                387,598                 (50,619)
                                                ===========            ===========            ===========             ===========


--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  April 30, 2002
--------------------------------------------------------------------------------


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 Effective June 5, 2002, Regent Eastern European Fund was renamed Eastern European Fund.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 For securities traded on international exchanges, if events occur after the close of the primary exchange and before the fund's net asset value is next determined which materially affect the value of the fund's securities, then those securities will be valued at their fair value as determined in good faith under the supervision of the board of trustees.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2002
--------------------------------------------------------------------------------


 commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for the funds, the trustees have imposed an internal limit of 15% of net assets. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at April 30, 2002 was:



                                                         MARKET
  FUND                                                   VALUE     COLLATERAL
  ---------------------------------------------------------------------------

  Bonnel Growth Fund                                    $424,500    $430,000
  MegaTrends Fund                                        113,700     117,600


 C. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2002
--------------------------------------------------------------------------------


 E. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 2002.

 F. INCOME TAXES
 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 G. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds generally pay income dividends and distribute capital gains, if any, annually.

 H. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in Bonnel Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in Eastern European Fund less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid-in capital. Prior to adoption, as required effective November 1, 2001, of the provisions of the American Institute of Certified Public Accountants (AICPA)

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2002
--------------------------------------------------------------------------------


 Audit and Accounting Guide for Investment Companies, short-term trading fees collected were applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees was treated as an addition to paid-in capital. This change had no impact on total net assets of the funds but increased net expenses by $24, $2, and $11,498 for the Bonnel Growth, MegaTrends and Eastern European Funds, respectively, for the six month period ended April 30, 2002. The statements of changes in net assets and financial highlights for periods prior to April 30, 2002 have not been restated to reflect this change in classification.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2003, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

       Bonnel Growth Fund                   Bonnel, Inc.
       MegaTrends Fund                      Leeb Capital Management, Inc.
                                              (formerly Money Growth
                                              Institute, Inc.)
       Eastern European Fund                Charlemagne Capital Limited
                                              (previously related company
                                              to Regent Fund Management
                                              Ltd. (Barbados))

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2002
--------------------------------------------------------------------------------


 number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

 Leeb Brokerage Services, a broker/dealer affiliate of Leeb Capital Management, Inc., received $36,373, representing 99.10%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the six months ended April 30, 2002.

 During the six months ended April 30, 2002, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $28,723 for mailing services provided to the funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the six months ended April 30, 2002, are summarized as follows:

        FUND                                      PURCHASES        SALES
  --------------------------------------------------------------------------

  Bonnel Growth                                  $123,980,333   $134,573,115
  MegaTrends                                        6,652,039      6,700,358
  Eastern European                                  9,588,753      5,521,690

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2002
--------------------------------------------------------------------------------


 The following table presents the income tax basis of securities owned on April 30, 2002, and the tax basis components of net unrealized appreciation or depreciation:

                                     GROSS          GROSS       NET UNREALIZED
                      AGGREGATE    UNREALIZED     UNREALIZED     APPRECIATION
        FUND            COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
  ----------------------------------------------------------------------------

  Bonnel Growth      $96,990,414  $13,687,273     $  703,611      $12,983,662
  MegaTrends          13,725,954    2,587,838      2,106,286          481,552
  Eastern European     9,104,140    1,596,568        253,539        1,343,029

 At April 30, 2002, Bonnel Growth Fund had capital loss carryovers of $61,522,564 with an expiration date of 10/31/09.

 At April 30, 2002, Eastern European Fund had capital loss carryovers of $374,861 with an expiration date of 10/31/06, $185,242 with an expiration date of 10/31/07, $13,493 with an expiration date of 10/31/08 and $663,300 with an expiration date of 10/31/09.

 Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

NOTE 4: CREDIT ARRANGEMENTS

 On March 1, 2000, each of the U.S. Global Accolade Funds, along with other funds under common management, entered into revolving demand notes with BBH. On March 2, 2001, this agreement was replaced by a revolving credit facility with BBH. The following terms apply to both arrangements. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 5% of qualified assets. The revolving credit agreement was amended as of April 29, 2002 to increase the maximum borrowing limit to 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at April 30, 2002.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                   SIX MONTHS
                                      ENDED                                                  PERIOD      YEAR
                                    APRIL 30,             YEAR ENDED OCTOBER 31,             ENDED       ENDED
                                      2002       ----------------------------------------   OCT. 31,   SEPT. 30,
                                   (UNAUDITED)     2001       2000       1999      1998      1997*       1997

NET ASSET VALUE, BEGINNING OF
 PERIOD                               $12.92       $29.01     $25.17     $16.18    $19.68     $21.86     $17.15
-----------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                   (.09)        (.13)      (.38)      (.30)     (.23)      (.03)      (.21)
  Net realized and unrealized
   gain (loss)                          1.94        (9.48)      7.97       9.87       .44      (2.15)      5.09
                                    --------     --------   --------   --------   -------   --------   --------
  Total from investment
   activities                           1.85        (9.61)      7.59       9.57       .21      (2.18)      4.88
                                    --------     --------   --------   --------   -------   --------   --------
Distributions
  From net investment income              --           --         --         --        --         --         --
  From net realized gains                 --           --      (3.75)      (.58)    (3.71)        --       (.17)
  In excess of net realized gains         --        (6.48)        --         --        --         --         --
                                    --------     --------   --------   --------   -------   --------   --------
  Total distributions                     --        (6.48)     (3.75)      (.58)    (3.71)        --       (.17)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $14.77       $12.92     $29.01     $25.17    $16.18     $19.68     $21.86
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)           14.32%      (40.55)%    32.81%     60.85%      .80%     (9.97)%    28.67%
Ratios to Average Net Assets (b):
  Net investment loss                  (1.34)%       (.73)%    (1.10)%    (1.41)%   (1.19)%    (1.43)%    (1.18)%
  Total expenses                        1.89%        1.77%      1.55%      1.77%     1.85%      1.72%      1.77%
  Expenses reimbursed or offset           --           --       (.01)%       --      (.01)%       --         --
  Net expenses                          1.89%        1.77%      1.54%      1.77%     1.84%      1.72%      1.77%
Portfolio Turnover Rate                  122%         338%       283%       197%      190%        52%       239%

Net assets, end of period (in
 thousands)                         $108,497     $100,491   $212,281   $133,949   $87,751   $104,643   $117,891

  * For the month ended October 31, 1997.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                        SIX MONTHS
                                           ENDED                                               PERIOD      YEAR
                                         APRIL 30,           YEAR ENDED OCTOBER 31,            ENDED      ENDED
                                           2002       -------------------------------------   OCT. 31,   JUNE 30,
                                        (UNAUDITED)    2001      2000      1999      1998      1997*      1997**

NET ASSET VALUE, BEGINNING OF PERIOD        $9.20      $12.37    $10.76    $11.35    $13.90    $13.45     $11.27
------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)               (.08)       (.14)     (.08)     (.01)     (.02)      .01        .01
  Net realized and unrealized gain
   (loss)                                     .24       (1.83)     2.74      1.27      (.51)      .44       2.39
                                          -------     -------   -------   -------   -------   -------    -------
  Total from investment activities            .16       (1.97)     2.66      1.26      (.53)      .45       2.40
                                          -------     -------   -------   -------   -------   -------    -------
Distributions
  From net investment income                   --          --        --        --        --        --       (.01)
  In excess of net investment income           --          --        --        --      (.01)       --         --
  From net realized gains                    (.75)      (1.20)    (1.05)    (1.85)    (2.01)       --       (.21)
                                          -------     -------   -------   -------   -------   -------    -------
  Total distributions                        (.75)      (1.20)    (1.05)    (1.85)    (2.02)       --       (.22)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $8.61       $9.20    $12.37    $10.76    $11.35    $13.90     $13.45
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)                 1.25%     (17.40)%   27.17%    12.85%    (4.43)%    3.34%     20.72%
Ratios to Average Net Assets (b):
  Net investment income (loss)              (1.93)%     (1.25)%    (.67)%    (.05)%    (.14)%     .23%       .09%
  Total expenses                             2.65%       2.37%     2.32%     2.17%     2.06%     1.76%      1.97%
  Expenses reimbursed or offset                --          --      (.01)%      --        --        --       (.09)%
  Net expenses                               2.65%       2.37%     2.31%     2.17%     2.06%     1.76%      1.88%
Portfolio Turnover Rate                        48%        109%      168%       76%       51%       13%        62%

Net assets, end of period (in
 thousands)                               $14,164     $14,232   $17,776   $17,453   $20,740   $25,492    $25,160

  * For the four months ended October 31, 1997.

 ** Effective November 18, 1996, the fund changed to a new investment manager.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment Loss ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                            SIX MONTHS
                                               ENDED                                            YEAR
                                             APRIL 30,         YEAR ENDED OCTOBER 31,          ENDED
                                               2002       ---------------------------------   OCT. 31,
                                            (UNAUDITED)    2001     2000     1999     1998     1997*


NET ASSET VALUE, BEGINNING OF PERIOD            $9.22      $8.82    $8.66    $8.02   $11.19    $10.00
-------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                            (.12)      (.38)    (.55)    (.23)    (.27)     (.01)
  Net realized and unrealized gain (loss)        3.71        .78      .71      .87    (2.84)     1.20
                                              -------     ------   ------   ------   ------    ------
  Total from investment activities               3.59        .40      .16      .64    (3.11)     1.19
                                              -------     ------   ------   ------   ------    ------
Distributions
  From net investment income                       --         --       --       --       --        --
  In excess of net investment income               --         --       --       --     (.01)       --
  From net realized gains                          --         --       --       --       --        --
  In excess of net realized gains                  --         --       --       --     (.05)       --
                                              -------     ------   ------   ------   ------    ------
  Total distributions                              --         --       --       --     (.06)       --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $12.81      $9.22    $8.82    $8.66    $8.02    $11.19
-------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)                    38.94%      4.54%    1.85%    7.98%  (27.96)%   11.90%
Ratios to Average Net Assets (b):
  Net investment loss                           (2.97)%    (4.03)%  (4.37)%  (2.38)%  (2.38)%    (.49)%
  Total expenses                                 4.76%      6.43%    5.14%    4.36%    5.03%     4.98%
  Expenses reimbursed or offset                    --%        --     (.01)%   (.01)%   (.48)%   (1.73)%
  Net expenses                                   4.76%      6.43%    5.13%    4.35%    4.55%     3.25%
Portfolio Turnover Rate                            95%        58%      30%      29%      97%       11%

Net assets, end of period (in thousands)      $10,189     $3,762   $4,046   $5,210   $5,676    $8,778


  * From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.


36

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